SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC.

Supplement Dated March 31, 2006

To The Prospectus and Statement of Additional Information

Dated April 29, 2005

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective March 31, 2006, Salomon Brothers Asset Management (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the Salomon Brothers Institutional Series Fund Inc. — Salomon Brothers Institutional High Yield Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Ian R. Edmonds and Timothy J. Settel.

Effective March 31, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the Salomon Brothers Institutional Series Fund Inc. — Salomon Brothers Institutional Emerging Markets Debt Fund: S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Mathew C. Duda.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh and Mr. Gardner have been employed as portfolio managers for Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Prior to joining Western Asset in 2001, Mr. Duda was a Vice President and Investment Strategist at Credit Suisse-First Boston Corporation from 1997- 2001.

Mr. Edmonds and Mr. Settel have been employed by Western Asset or an affiliate for the past five years.

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